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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

              Date of Report (Date of earliest event reported) March 3, 2004
                                -----------------



                         THE BEAR STEARNS COMPANIES INC.
              Exact Name of Registrant as Specified in its Charter




       DELAWARE                     File No. 1-8989           13-3286161
       --------                     ---------------           ----------
   (State or Other                 (Commission File         (IRS Employer
    Jurisdiction of                 Number)                  Identification
    Incorporation)                                           Number)


              383 Madison Avenue, New York, New York              10179
              ---------------------------------------------------------
              (Address of Principal Executive Offices)          (Zip Code)


  Registrant's telephone number, including area code:          (212)  272-2000
                                                               ---------------




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

Filed herewith is a copy of The Bear Stearns Companies Inc. Press Release, dated March 3, 2004, announcing its regular quarterly cash dividend on its outstanding shares of preferred stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                  (a) Financial Statements of business acquired:

                           Not applicable.

                  (b) Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                        (99.1) Press Release, dated March 3, 2004.






















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                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         THE BEAR STEARNS COMPANIES INC.



                         By:    /s/ Jeffrey M. Farber
                                ---------------------
                                Jeffrey M. Farber
                                Controller
                               (Principal Accounting Officer)

Dated:   March 3, 2004


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                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                       Description

(99.1)               Press Release, dated March 3, 2004
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For Immediate Release

Contact: Elizabeth Ventura (212) 272-9251
         John Quinn        (212) 272-5934


                         THE BEAR STEARNS COMPANIES INC.
                        DECLARES PREFERRED STOCK DIVIDEND

         NEW YORK - March 3, 2004 - The Board of Directors of The Bear
Stearns Companies Inc. (NYSE: BSC) declared a quarterly cash dividend of $3.075 per share on the outstanding shares of 6.15% Cumulative Preferred Stock, Series E (which is equivalent to 76.875 cents per related depositary share); (ii) a cash dividend of $2.86 per share on the outstanding shares of 5.72% Cumulative Preferred Stock, Series F (which is equivalent to 71.50 cents per related depositary share); and (iii) a cash dividend of $2.745 per share on the outstanding shares of 5.49% Cumulative Preferred Stock, Series G (which is equivalent to 68.625 cents per related depositary share) all payable April 15, 2004 to stockholders of record on March 31, 2004.

         Founded in 1923, The Bear Stearns Companies Inc. (NYSE: BSC) is the parent company of Bear, Stearns & Co. Inc., a leading investment banking and securities trading and brokerage firm. With approximately $37.5 billion in total capital, Bear Stearns serves governments, corporations, institutions and individuals worldwide. The company's business includes corporate finance and mergers and acquisitions, institutional equities and fixed income sales, trading and research, private client services, derivatives, foreign exchange and futures sales and trading, asset management and custody services. Through Bear, Stearns Securities Corp., it offers financing, securities lending, clearing and technology solutions to hedge funds, broker-dealers and investment advisors. Headquartered in New York City, the company has approximately 10,500 employees worldwide. For additional information about Bear Stearns, please visit the firm's Web site at http://www.bearstearns.com.

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